Exhibit 10.2

DEGOLYER AND MACNAUGHTON

500 | SPRING VALLEY ROAD

SUITE 800 EAST

DALLAS, TEXAS 75244

May 29, 2008

Repsol YPF, S.A.

Paseo de la Castellana 278 – 280

28046 Madrid

Spain

Dear Ladies and Gentlemen:

We hereby consent to the references to DeGolyer and MacNaughton and the inclusion of information derived from our reports entitled “Report as of December 31, 2005 on Reserves of Certain Properties in Argentina attributable to Repsol YPF,” “Report as of September 30, 2006 on Reserves of Certain Properties in Argentina attributable to Repsol YPF,” and “Report as of September 30, 2007 on Reserves of Certain Properties in Argentina attributable to Repsol YPF” in the sections listed below of the Form 20-F for the year ending December 31, 2007, of Repsol YPF, S.A. (the Form 20-F) and in the “Supplementary Information on Oil and Gas Exploration and Production Activities (unaudited information)” in the Consolidated Financial Statements included in the Form 20-F:

“Part I

2.2.1.1 Internal Controls on Reserves and Reserves Audits”

“Part III

15. Exhibits”

DEGOLYER AND MACNAUGHTON

“Part III

Consolidated Financial Statements

Supplementary Information on Oil and Gas Exploration and Production Activities (Unaudited Information)

Estimated proved net developed and undeveloped oil and gas reserves:”

Very truly yours,

DeGOLYER and MacNAUGHTON

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